UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2004

UnionBanCal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

400 California Street San Francisco, California		94104-1302
(Address of principal executive offices)		(Zip Code)

(415) 765-2969
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The press release attached to this report as exhibit 99.1 is incorporated herein by reference.  The underwriting agreement attached to this report as exhibit 1.1 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)          Exhibits:

The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 28, 2004

UNIONBANCAL CORPORATION

	By:	/s/David I. Matson
David I. Matson
Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement among the registrant, Jackson National Life Insurance Company as Selling Stockholder and Lehman Brothers Inc. as Underwriter dated October 28, 2004

99.1	Press release of the registrant dated October 28, 2004 regarding closing of merger of Jackson Federal Bank with and into Union Bank of California, N.A.